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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 17, 2007
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                             Fidelity Bancorp, Inc.
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             (Exact name of registrant as specified in its charter)


     Pennsylvania                          0-22288               25-1705405
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(State or other jurisdiction           (Commission File        (IRS Employer
of incorporation)                          Number)           Identification No.)


1009 Perry Highway, Pittsburgh, Pennsylvania                      15237
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (412) 367-3300


                                 Not Applicable
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          (Former name or former address, if changed since last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

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                             FIDELITY BANCORP, INC.

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 8.01.   Other Events
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     On October 17,  2007,  the  Registrant  announced  that it had extended its current stock repurchase program for an additional 12 months. In October 2005, the Registrant's Board of Directors had originally authorized the repurchase of 5% of the Registrant's common stock (approximately 147,000 shares) over the succeeding 12 months and subsequently extended the program for an additional 12 months. Under the program 31,000 shares have been repurchased to date. The Registrant also announced that its Board of Directors had declared a quarterly cash dividend of $.14 per share payable November 30, 2007 to stockholders of record on November 15, 2007. For further information, reference is made to the Registrant's press release dated October 17, 2007, which is filed as exhibit
99.1 to this report and incorporated by reference herein.

Item 9.01.   Financial Statements and Exhibits
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         (c) Exhibits:

                  99.1     Press Release, dated October 17, 2007

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      FIDELITY BANCORP, INC.


Date: October 17, 2007                By:  /s/Richard G. Spencer
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                                           Richard G. Spencer
                                           President and Chief Executive Officer
                                           (Duly Authorized Representative)